UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2023
_________________________
Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________

Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As described in the Current Report on Form 8-K filed by Amprius Technologies, Inc. (the “Company”) on May 10, 2023 (the “Announcement 8-K”), the Company entered into a Merger Agreement providing for the consummation of certain mergers and other transactions as described therein. Capitalized but undefined terms in this Current Report on Form 8-K have the meanings ascribed to such terms in the Announcement 8-K.

The special meeting of the Company’s stockholders for the purpose of voting on the merger with Holdco and other matters has been rescheduled for October 24, 2023. The record date for the rescheduled special meeting is September 12, 2023.

IMPORTANT INFORMATION AND WHERE TO FIND IT
In connection with the Mergers, Amprius filed a Registration Statement on Form S-4 (File No. 333-272466) (the “Registration Statement”), including the proxy statement/prospectus included therein (the “Proxy Statement”). Amprius may also file other documents and relevant materials with the SEC regarding the Mergers. The Company commenced mailing of the Proxy Statement to its stockholders on September 21, 2023. SECURITY HOLDERS OF AMPRIUS AND HOLDCO ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE MERGERS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE MERGERS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND THE PARTIES TO THE MERGERS. Stockholders are able to obtain free copies of the Proxy Statement and other documents containing important information about Amprius and Holdco that were filed with the SEC through the website maintained by the SEC at http://www.sec.gov.

PARTICIPANTS IN THE SOLICITATION
Amprius and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amprius in connection with the Mergers. Holdco and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Amprius’ and Holdco’s executive officers and directors in the solicitation by reading the Proxy Statement and other relevant materials filed with the SEC in connection with the Mergers when they become available. Information concerning the interests of Amprius’ participants in the solicitation, which may, in some cases, be different from those of Amprius’ stockholders generally, is forth in the Proxy Statement relating to the Mergers.

NO OFFER OR SOLICITATION
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: September 21, 2023	By:	/s/ Sandra Wallach
Name: Sandra Wallach
Title: Chief Financial Officer